Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Northern Technologies International Corporation (the “Company”) for the period ended February 28, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, G. Patrick Lynch, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ G. Patrick Lynch G. Patrick. Lynch President and Chief Executive Officer (principal executive officer)

Circle Pines, Minnesota

April 8, 2022